                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 11, 2005
                           ---------------------------

                                    Citicorp
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             (Exact name of registrant as specified in its charter)

    Delaware                      1-5738                        06-1515595
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(State or other                (Commission                    (IRS Employer
 jurisdiction of               File Number)                 Identification No.)
 incorporation)

                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                    Citicorp
                           Current Report on Form 8-K

ITEM 8.01 OTHER EVENTS.

      On February 11, 2005, Citigroup Inc., the ultimate parent of Citicorp, issued a press release announcing a plan to simplify its legal vehicle structure and streamline its capital markets activities.

      A copy of the above-referenced press release is being filed as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

Exhibit Number
--------------
     99.1         Press Release, dated February 11, 2005, issued by Citigroup
                  Inc.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2005                        CITICORP

                                                By: /s/  John R. Dye
                                                    ----------------------------
                                                Name: John R. Dye
                                                Title: Assistant Secretary

                                  EXHIBIT INDEX

Exhibit Number
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     99.1         Press Release, dated February 11, 2005, issued by Citigroup
                  Inc.